                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 22, 2005
                                (April 19, 2005)


                           OMNI ENERGY SERVICES CORP.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-23383


LOUISIANA                                                    72-1395273

(State or other jurisdiction of                              (IRS Employer
Incorporation or organization)                               Identification No.)


                4500 NE INTERSTATE 49, CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (337) 896-6664



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 19, 2005, OMNI Energy Services Corp. issued a press release announcing its results of operations for the twelve months ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) None

(b) None

(c) Exhibits

99.1     Press release dated April 19, 2005, issued by OMNI Energy Services
         Corp.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  April 22, 2005

                                        OMNI ENERGY SERVICES CORP.

                                            By: /s/ G. Darcy Klug
                                               ---------------------------------
                                            Name: G. Darcy Klug
                                            Title: Executive Vice President

                                  EXHIBIT INDEX


99.1     Press release dated April 19, 2005, issued by OMNI Energy Services
         Corp.